Vanguard® Total World Bond ETF
Schedule of Investments (unaudited)
As of November 30, 2024
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value ($000)
Investment Companies (100.0%)
U.S. Bond Fund (52.1%)
Vanguard Total Bond Market ETF	6,201,297	456,415
International Bond Fund (47.9%)
Vanguard Total International Bond ETF	8,297,161	419,422
Total Investment Companies (Cost $935,490)		875,837
Temporary Cash Investments (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 4.651% (Cost $59)	594	59
Total Investments (100.0%) (Cost $935,549)		875,896
Other Assets and Liabilities—Net (0.0%)		(8)
Net Assets (100%)		875,888
Cost is in $000.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

A.  Security Valuation: Underlying ETFs are valued at the latest quoted sales prices or official closing prices taken from their primary market or, if not traded on the valuation date, at the mean of the latest quoted bid and asked prices. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
B.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
At November 30, 2024, 100% of the market value of the fund's investments was determined based on Level 1 inputs.
C.  Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Aug. 31, 2024 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Nov. 30, 2024 Market Value ($000)
Vanguard Market Liquidity Fund	108	NA1	NA1	—	—	1	—	59
Vanguard Total Bond Market ETF	412,475	55,888	7,719	(283)	(3,946)	3,860	—	456,415
Vanguard Total International Bond ETF	391,366	41,548	19,970	(1,512)	7,990	2,372	—	419,422
Total	803,949	97,436	27,689	(1,795)	4,044	6,233	—	875,896
1	Not applicable—purchases and sales are for temporary cash investment purposes.